Exhibit 99.1

iMedia Brands Reports Third Quarter 2020 Results

MINNEAPOLIS, MN – November 24, 2020 – iMedia Brands, Inc. (the “Company”) (NASDAQ: IMBI) today announced results for the third quarter ended October 31, 2020.

Third Quarter 2020 Summary & Recent Highlights

•	Active customer file grew by 4% year-over-year, driven by a 31% growth in new customers.
•	Q3 net sales were $109.0 million, a decline of 5% compared to same prior-year period, which was the best year-over-year quarterly net sales performance in more than two years. This success was primarily driven by 49 exciting new brands launched so far this year that have generated approximately 21% of our year-to-date net sales, the highest percentage in any nine-month period in the Company’s 30-year history.
•	Q3 gross margin was 37.4%, a 130-basis point improvement over the same prior-year period. Year-to-date gross margin was 37.2%, a 370-basis point improvement over the same prior-year period.
•	Shaq kitchen products launched in over 2,000 Target and Sam’s Club stores in October 2020.
•	Completed an oversubscribed common equity raise in August 2020, increasing institutional ownership and strengthening the balance sheet as the Company positions for growth.
•	Q3 net loss was $4.7 million, a $2.0 million improvement over the same prior-year period. Year-to-date net loss was $10.5 million, a $27.4 million improvement over the same prior-year period.
•	Q3 adjusted EBITDA was $6.4 million, a $7.4 million improvement over the same prior-year period. Year-to-date adjusted EBITDA was $15.5 million, a $24.7 million improvement over the same prior-year period.
•	Float Left’s OTT SaaS proprietary platform, Flicast, generated a 100% year-over-year increase in demand[1] in Q3 as it continues to launch high quality OTT apps for clients on over 12 different internet-based video platforms.
•	Company’s newest consumer brand, J.W. Hulme, premiered on both ShopHQ and ShopBulldogTV during Q3 and exceeded internal sales forecasts by offering customers an engaging assortment of men’s and women’s accessories.

CEO Commentary

“Q3 was another strong performance from our entrepreneurial-minded employees and vendors,” said Tim Peterman, CEO of iMedia Brands. “We are passionate about capturing our opportunities, and it shows.”

1 Demand defined as total value of new contracts during the period.

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Third Quarter 2020 Results

SUMMARY RESULTS AND KEY OPERATING METRICS

($ Millions, except average selling price and EPS)

	Q3 2020 10/31/2020	Q3 2019 11/2/2019	Change	YTD 2020 10/31/2020	YTD 2019 11/2/2019	Change

Net Sales	$109.0	$115.2	(5.3%)	$329.4	$378.2	(12.9%)

Gross Margin %	37.4%	36.1%	130 bps	37.2%	33.5%	370 bps

Adjusted EBITDA	$6.4	$(1.0)	N/A	$15.5	$(9.2)	N/A

Net loss	$(4.7)	$(6.7)	30%	$(10.5)	$(37.9)	72%

EPS	$(0.39)	$(0.89)	56%	$(1.05)	$(5.20)	80%

Net Shipped Units (000s)	1,664	1,578	5%	4,775	5,227	(9%)

Average Selling Price (ASP)	$58	$66	(12%)	$61	$65	(6%)

Return Rate %	14.4%	19.0%	(460 bps)	14.5%	19.7%	(520 bps)

ShopHQ Digital Net Sales %	49.1%	51.5%	(240 bps)	50.7%	52.3%	(160 bps)

Total Customers - 12 Month Rolling (000s)	1,028	1,115	(8%)	N/A	N/A	N/A

% of ShopHQ Net Merchandise Sales by Category

Jewelry & Watches	40%	45%		40%	45%

Home & Consumer Electronics	16%	23%		14%	21%

Beauty & Health	34%	18%		34%	19%

Fashion & Accessories	10%	14%		12%	15%

Total	100%	100%		100%	100%

Liquidity and Capital Resources

As of October 31, 2020, total unrestricted cash was $19.0 million, an increase of $8.7 million from prior-year end. Net debt at the end of Q3 was $33.6 million, a $25.1 million reduction from prior-year end. The Company also had an additional $11.3 million of unused availability on its revolving credit facility.

Outlook

In Q4, iMedia Brands anticipates posting adjusted EBITDA in the mid-to-high single-digit millions. The Company also continues to believe that the pandemic’s effect will be reduced because it has a direct-to-consumer revenue model that serves customers who seek to buy goods from the comfort of their own homes, and it is not dependent on the traditional advertising dollars from national advertisers who are impacted by the continued disruption of the brick and mortar shopping experience.

Conference Call

The Company will hold a conference call today at 8:30 a.m. Eastern time to discuss its third quarter 2020 results.

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Date: Tuesday, November 24, 2020

Toll-free dial-in number: (877) 407-9039

International dial-in number: (201) 689-8470

Conference ID: 13712618

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Investor Relations at (949) 574-3860.

The conference call will be broadcast live and available for replay here and via the Investors section of the iMedia Brands website at www.imediabrands.com.

A replay of the conference call will be available after 11:30 a.m. Eastern time on the same day through December 8, 2020.

Toll-free replay number: (844) 512-2921

International replay number: (412) 317-6671

Replay ID: 13712618

About iMedia Brands, Inc.

iMedia Brands, Inc. (Nasdaq: IMBI) is a leading interactive media company that owns a growing portfolio of lifestyle television networks, consumer brands and media commerce services. Its brand portfolio spans multiple business models and product categories. Its television brands are ShopHQ, ShopBulldogTV, ShopHQHealth and LaVenta. Its media commerce services brands are Float Left Interactive and i3PL. Its consumer brands include J.W. Hulme, Live Fit and Indigo Thread. Please visit www.imediabrands.com for more investor information.

Contacts:

Investors:

Gateway Investor Relations

Cody Slach

IMBI@gatewayir.com

(949) 574-3860

Media:

press@imediabrands.com

(800) 938-9707

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iMEDIA BRANDS, INC.

AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In thousands except share and per share data)

	October 31,	February 1,
	2020	2020
	(Unaudited)

ASSETS
Current assets:
Cash	$18,962	$10,287
Accounts receivable, net	53,539	63,594
Inventories	71,666	78,863
Current portion of television distribution rights, net	15,420	-
Prepaid expenses and other	7,364	8,196
Total current assets	166,951	160,940
Property and equipment, net	43,560	47,616
Television distribution rights, net	3,875	-
Other assets	4,413	4,187
Total Assets	$218,799	$212,743

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$81,168	$83,659
Accrued liabilities	28,102	40,250
Current portion of television distribution rights obligation	21,478	-
Current portion of long term credit facility	2,714	2,714
Current portion of operating lease liabilities	643	704
Deferred revenue	205	141
Total current liabilities	134,310	127,468

Other long term liabilities	5,619	335
Long term credit facilities	49,836	66,246
Total liabilities	189,765	194,049

Commitments and contingencies

Shareholders' equity:
Preferred stock, $.01 par value, 400,000 shares authorized; zero shares issued and outstanding	-	-
Common stock, $.01 par value, 29,600,000 and 14,600,000 shares authorized; as of October 31, 2020 and February 1, 2020; 13,016,660 and 8,208,227 shares issued and outstanding as of October 31, 2020 and February 1, 2020	130	82
Additional paid-in capital	473,647	452,833
Accumulated deficit	(444,743)	(434,221)
Total shareholders' equity	29,034	18,694
Total Liabilities and Shareholders' Equity	$218,799	$212,743

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iMEDIA BRANDS, INC.

AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except share and per share data)

	For the Three-Month Periods Ended		For the Nine-Month Periods Ended
	October 31,	November 2,	October 31,	November 2,
	2020	2019	2020	2019
Net sales	$109,025	$115,159	$329,374	$378,183
Cost of sales	68,211	73,573	206,711	251,578
Gross profit	40,814	41,586	122,663	126,605
Margin %	37.4%	36.1%	37.2%	33.5%
Operating expense:
Distribution and selling	31,490	38,332	97,100	128,717
General and administrative	4,687	5,415	15,158	17,816
Depreciation and amortization	7,977	2,053	16,700	6,234
Restructuring costs	55	1,516	264	6,681
Executive and management transition costs	-	87	-	2,428
Total operating expense	44,209	47,403	129,222	161,876
Operating loss	(3,395)	(5,817)	(6,559)	(35,271)

Other income (expense):
Interest income	1	4	2	15
Interest expense	(1,339)	(914)	(3,920)	(2,608)
Total other expense	(1,338)	(910)	(3,918)	(2,593)

Loss before income taxes	(4,733)	(6,727)	(10,477)	(37,864)

Income tax provision	(15)	(14)	(45)	(44)

Net loss	$(4,748)	$(6,741)	$(10,522)	$(37,908)

Net loss per common share	$(0.39)	$(0.89)	$(1.05)	$(5.20)

Net loss per common share
---assuming dilution	$(0.39)	$(0.89)	$(1.05)	$(5.20)

Weighted average number of
common shares outstanding:
Basic	12,177,990	7,577,028	10,000,383	7,286,380
Diluted	12,177,990	7,577,028	10,000,383	7,286,380

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iMEDIA BRANDS, INC.

AND SUBSIDIARIES

PERFORMANCE MEASURES BY SEGMENT

($ in Millions)

	For the Three-Month Period Ended			For the Three-Month Period Ended
	October 31, 2020			November 2, 2019

	ShopHQ	Emerging	Consolidated	ShopHQ	Emerging	Consolidated

Net Sales	$104.3	$4.7	$109.0	$114.0	$1.1	$115.2

Gross Profit	38.8	$2.0	40.8	41.5	$0.1	41.6

Operating Loss	(2.4)	$(1.0)	(3.4)	(5.3)	$(0.5)	(5.8)

Adjusted EBITDA	7.2	$(0.8)	6.4	(0.9)	$(0.1)	(1.0)

	For the Nine-Month Period Ended			For the Nine-Month Period Ended
	October 31, 2020			November 2, 2019

	ShopHQ	Emerging	Consolidated	ShopHQ	Emerging	Consolidated

Net Sales	$318.8	$10.6	$329.4	$375.6	$2.6	$378.2

Gross Profit	118.5	$4.2	122.7	126.3	$0.3	126.6

Operating Loss	(2.5)	$(4.1)	(6.6)	(32.3)	$(2.9)	(35.3)

Adjusted EBITDA	19.1	$(3.5)	15.5	(7.9)	$(1.3)	(9.2)

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iMEDIA BRANDS, INC.

AND SUBSIDIARIES

Reconciliation of Net Loss to Adjusted EBITDA:

(Unaudited)

(in thousands)

	For the Three-Month Period Ended			For the Three-Month Period Ended
	October 31, 2020			November 2, 2019

	ShopHQ	Emerging	Consolidated	ShopHQ	Emerging	Consolidated

Net loss			$(4,748)			$(6,741)
Adjustments:
Depreciation and amortization			8,952			3,052
Interest income			(1)			(4)
Interest expense			1,339			914
Income taxes			15			14
EBITDA (as defined)	$6,315	$(758)	$5,557	$(2,419)	$(346)	$(2,765)

A reconciliation of EBITDA to Adjusted EBITDA is as follows:
EBITDA (as defined)	$6,315	$(758)	$5,557	$(2,419)	$(346)	$(2,765)
Adjustments:
Transaction, settlement and integration costs, net (a)	312	-	312	(1,016)	212	(804)
Restructuring costs	55	-	55	1,502	14	1,516
Executive and management transition costs	-	-	-	87	-	87
Rebranding costs	-	-	-	554	-	554
Non-cash share-based compensation expense	504	-	504	426	-	426
Adjusted EBITDA	$7,186	$(758)	$6,428	$(866)	$(120)	$(986)

	For the Nine-Month Period Ended			For the Nine-Month Period Ended
	October 31, 2020			November 2, 2019

	ShopHQ	Emerging	Consolidated	ShopHQ	Emerging	Consolidated

Net loss			$(10,522)			$(37,908)
Adjustments:
Depreciation and amortization			19,697			9,192
Interest income			(2)			(15)
Interest expense			3,920			2,608
Income taxes			45			44
EBITDA (as defined)	$16,679	$(3,541)	$13,138	$(23,629)	$(2,450)	$(26,079)

A reconciliation of EBITDA to Adjusted EBITDA is as follows:
EBITDA (as defined)	$16,679	$(3,541)	$13,138	$(23,629)	$(2,450)	$(26,079)
Adjustments:
Transaction, settlement and integration costs, net (a)	886	-	886	(1,016)	212	(804)
Restructuring costs	264	-	264	5,839	842	6,681
Executive and management transition costs	-	-	-	2,428	-	2,428
Rebranding costs	-	-	-	792	-	792
Inventory Impairment write-down	-	-	-	6,050	-	6,050
Non-cash share-based compensation expense	1,227	-	1,227	1,631	52	1,683
Adjusted EBITDA	$19,056	$(3,541)	$15,515	$(7,905)	$(1,344)	$(9,249)

(a)	Transaction, settlement and integration costs for the three and nine-month period ended October 31, 2020 includes consulting fees incurred to explore additional loan financings, settlement costs, and incremental COVID-19 related legal costs. Transaction, settlement and integration costs, net, for the three and nine-month period ended November 2, 2019 includes a $1.5 million gain for the sale of our claim related to the Payment Card Interchange Fee and Merchant Discount Antitrust Litigation class action lawsuit, partially offset by costs incurred related to the implementation of our ShopHQ VIP customer program and our third-party logistics service offerings of $721,000.

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Adjusted EBITDA

EBITDA represents net income (loss) for the respective periods excluding depreciation and amortization expense, interest income (expense) and income taxes. The Company defines Adjusted EBITDA as EBITDA excluding non-operating gains (losses); executive and management transition costs; restructuring costs; non-cash impairment charges and write downs; transaction, settlement, and integration costs, net; rebranding costs; and non-cash share-based compensation expense. The Company has included the “Adjusted EBITDA” measure in its EBITDA reconciliation in order to adequately assess the operating performance of its television and online businesses and in order to maintain comparability to its analyst's coverage and financial guidance, when given. Management believes that the Adjusted EBITDA measure allows investors to make a meaningful comparison between its business operating results over different periods of time with those of other similar companies. In addition, management uses Adjusted EBITDA as a metric to evaluate operating performance under the Company’s management and executive incentive compensation programs. EBITDA and Adjusted EBITDA are both non-GAAP measures and should not be construed as an alternative to operating income (loss), net income (loss) or to cash flows from operating activities as determined in accordance with generally accepted accounting principles (“GAAP”) and should not be construed as a measure of liquidity. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. The Company has included a reconciliation of the comparable GAAP measure, net income (loss) to Adjusted EBITDA in this release.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This document may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact, including statements regarding the expected impact of COVID-19 on television retailing are forward-looking. The Company often use words such as anticipates, believes, estimates, expects, intends, seeks, predicts, hopes, should, plans, will and similar expressions to identify forward-looking statements. These statements are based on management's current expectations and accordingly are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to various important factors, including (but not limited to): variability in consumer preferences, shopping behaviors, spending and debt levels; the general economic and credit environment, including COVID-19; interest rates; seasonal variations in consumer purchasing activities; the ability to achieve the most effective product category mixes to maximize sales and margin objectives; competitive pressures on sales and sales promotions; pricing and gross sales margins; the level of cable and satellite distribution for the Company’s programming and the associated fees or estimated cost savings from contract renegotiations; the Company’s ability to establish and maintain acceptable commercial terms with third-party vendors and other third parties with whom the Company has contractual relationships, and to successfully manage key vendor and shipping relationships and develop key partnerships and proprietary and exclusive brands; the ability to manage operating expenses successfully and the Company’s working capital levels; the ability to remain compliant with the Company’s credit facilities covenants; customer acceptance of the Company’s branding strategy and its repositioning as a video commerce Company; the ability to respond to changes in consumer shopping patterns and preferences, and changes in technology and consumer viewing patterns; changes to the Company’s management and information systems infrastructure; challenges to the Company’s data and information security; changes in governmental or regulatory requirements; including without limitation, regulations of the Federal Communications Commission and Federal Trade Commission, and adverse outcomes from regulatory proceedings; litigation or governmental proceedings affecting the Company’s operations; significant events (including disasters, weather events or events attracting significant television coverage) that either cause an interruption of television coverage or that divert viewership from its programming; disruptions in the Company’s distribution of its network broadcast to customers; the Company’s ability to protect its intellectual property rights; our ability to obtain and retain key executives and employees; the Company’s ability to attract new customers and retain existing customers; changes in shipping costs; expenses related to the actions of activist or hostile shareholders; the Company’s ability to offer new or innovative products and customer acceptance of the same; changes in customer viewing habits of television programming; and the risks identified under Item 1A(Risk Factors) in the Company’s most recently filed Form 10-K and any additional risk factors identified in its periodic reports since the date of such Form 10-K. More detailed information about those factors is set forth in the Company’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this announcement. the Company’s is under no obligation (and expressly disclaim any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

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